EXHIBIT 99.4


SERIES 2003-1G MEDALLION TRUST QUARTERLY SERVICERS CERTIFICATE

QUARTERLY SUMMARY DISTRIBUTION DETAILS
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REPORTING DATES

Closing Date                                                         21-Mar-03
Determination Date                                                   01-Jun-03
Notice Date                                                          20-Jun-03
Distribution Date                                                    23-Jun-03

Start Accrual Period                                                 21-Mar-03
End Accrual Period                                                   23-Jun-03
No. Of Days in Accrual Period                                               94

Start Collection Period                                              06-Mar-03
End Collection Period                                                31-May-03
No. Of Days in Collection Period                                            87
Distribution Month                                                Yes
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
----------------------------------------------------------------------------------------------------------
SECURITIES ON ISSUE                                NO. OF          INITIAL INVESTED      INITIAL INVESTED
                                                CERTIFICATES         AMOUNT (US$)           AMOUNT (A$)
                                                ------------       ----------------      ----------------

   Class A-1 Notes                                    10,000       1,000,000,000.00        1,687,763,713
   Class B Notes                                         250                   --             25,000,000

   Redraw Bond - series 1                                  0                   --                    --
   Redraw Bond - series 2                                  0                   --                    --

   US$/A$ exchange rate at issue                      0.5925

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
INTEREST RATE FOR ACCRUAL PERIOD                            BANK          INTEREST           INTEREST
                                                          BILL RATE        MARGIN              RATE
                                                          ---------       --------           --------

Class A-1 Notes (payable to Currency Swap Provider)        4.7717%         0.3000%           5.07170%
Class B Notes                                              4.7717%         0.6100%            5.3817%

  Redraw Bond - series 1                                   0.0000%          --                0.0000%
  Redraw Bond - series 2                                   0.0000%          --                0.0000%

BBSW Interest & Unpaid Interest Rate for Accrual Period    4.7717%
Facilities BBSW                                            4.7717%
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTIONS PAYABLE ON DISTRIBUTION DATE
                                               PER CERT.           AGGREGATE
                                              ----------         -------------
Total Interest Amount:

   Class A-1 Notes                              2,204.44         22,044,400.00
   Class B Notes                                1,385.97            346,492.50
   Redraw Bond - series 1                           --                    --
   Redraw Bond - series 2                           --                    --

Principal:

   Class A-1 Notes                             13,525.87        135,258,734.18
   Class B Notes                                  350.40             87,600.00
   Redraw Bond - series 1                           --                    --
   Redraw Bond - series 2                           --                    --

Total:

   Class A-1 Notes                             15,730.31        157,303,134.18
   Class B Notes                                1,736.37            434,092.50
   Redraw Bond - series 1                           --                    --
   Redraw Bond - series 2                           --                    --

   Total                                       17,466.68        157,737,226.68

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
POOL FACTORS
                                                      LAST           CURRENT
                                                  DISTRIBUTION    DISTRIBUTION
                                                      DATE            DATE
                                                  ------------    ------------

   Class A-1 Notes                                 1.00000000      0.91985920

   Class B Notes                                   1.00000000      0.99649600

   Redraw Bond - series 1                                --               --

   Redraw Bond - series 2                                --               --

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                                   Page 1 of 5

QUARTERLY CASHFLOW WORKING SHEET
                                                                                    PER CERTIFICATE          AGGREGATE
                                                                                           $                     $
                                                                                    ---------------      ----------------

  Finance Charge Collections                                                                                23,504,718.55
  Finance Charge Collections - Repurchases                                                                       1,090.81
  Finance Charge Damages                                                                                              -
  Income due to Seller                                                                                      (8,398,265.42)
  Other Income                                                                                               1,343,561.80
Preliminary Income Amount                                                                                   16,451,105.74

  Taxes                                                                                                            820.00
  Trustee Fee                                                                                                   58,249.65
  Security Trustee Fee                                                                                                -
  Manager Fee                                                                                                  132,268.11
  Servicing Fee                                                                                              1,102,234.28
  Liquidity Commitment Fee                                                                                       9,271.23
  Redraw Commitment Fee                                                                                          3,863.01
  Support Facility Payments                                                                                  1,598,781.24
  Support Facility Receipts                                                                                           -
  Expenses                                                                                                      33,774.00
  Previous Unpaid Facility Int Chg  - Liquidity                                                                       -
  Liquidity Interest Charge + Previous Unpaid                                                                         -
  Previous Unpaid Facility Int Chg  - Redraw Facility                                                                 -
  Redraw Interest Charge + Previous Unpaid                                                                            -
  Repayment of Liquidity Facility                                                                                     -
  Total Interest Amount - Class A-1 Notes                                                                   22,044,400.00
                        - Class B Notes                                                                        346,492.50
                        - Redraw Bonds - series 1                                                                     -
                        - Redraw Bonds - series 2                                                                     -
REQUIRED INCOME AMOUNT                                                                                      25,330,154.02


Gross Income Shortfall                                                                                       8,879,048.28
Liquidity Facility Draw                                                                                      8,879,048.28
Net Income Shortfall                                                                                                  -
Unreimbursed Principal Draws                                                                                          -
Principal Draw                                                                                                        -
Principal Draw Reimbursement                                                                                          -
Principal Chargeoff Unreimbursement                                                                                   -
Principal Chargeoff                                                                                                   -
Total Principal Chargeoff Reimbursement Due                                                                           -

Payment Allocation Cascade

Preliminary Income Amount                                                                                   16,451,105.74
Liquidity Facility Draw                                                                                      8,879,048.28
Principal Draw                                                                                                        -
Available Income Amount                                                                                     25,330,154.02


                                                                                                       QUARTER TO DATE
                                                             DUE               AVAILABLE          ALLOCATION/DISTRIBUTION
                                                       -------------          -------------       -----------------------

  Taxes                                                       820.00          25,330,154.02                        820.00
  Trustee Fee                                              58,249.65          25,329,334.02                     58,249.65
  Security Trustee Fee                                           -            25,271,084.37                           -
  Manager Fee                                             132,268.11          25,271,084.37                    132,268.11
  Servicing Fee                                         1,102,234.28          25,138,816.26                  1,102,234.28
  Liquidity Commitment Fee                                  9,271.23          24,036,581.98                      9,271.23
  Redraw Commitment Fee                                     3,863.01          24,027,310.75                      3,863.01
  Support Facility Payments                             1,598,781.24          24,023,447.74                  1,598,781.24
  Support Facility Receipts                                      -            22,424,666.50                           -
  Expenses                                                 33,774.00          22,424,666.50                     33,774.00
  Liquidity Interest Charge                                      -            22,390,892.50                           -
  Repayment of Liquidity Facility                                -            22,390,892.50                           -
----------------------------------------------------|
  Interest Amount Payable - Redraw Facility         |            -            22,390,892.50                           -
                          - Class A-1 Notes         |  22,044,400.00          22,390,892.50                 22,044,400.00
                          - Redraw Bonds - series 1 |            -               346,492.50                           -
                          - Redraw Bonds - series 2 |            -               346,492.50                           -
----------------------------------------------------|
                          - Class B Notes                 346,492.50             346,492.50                    346,492.50

Principal Draw Reimbursement                                     -                      -                             -
Total Principal Chargeoff Reimbursement                          -                      -                             -
Arranging Fee                                                    -                      -                             -
Excess Distribution                                                                                                   -


Unpaid Facility Int Chg - Liquidity                                                                                   -
                        - Redraw                                                                                      -
Unpaid Security Interest Amount - Class A-1 Notes                                                                     -
                                - Class B Notes                                                                       -
                                - Redraw Bonds - series 1                                                             -
                                - Redraw Bonds - series 2                                                             -

FACILITIES OUTSTANDING
----------------------
Liquidity Commitment Facility Limit                                                                         18,000,000.00
Beginning Liquidity Commitment Facility                                                                     18,000,000.00
Previous Liquidity Facility Draw                                                                                      -
Repayment of Liquidity Facility                                                                                       -
Liquidity Facility Draw                                                                                      8,879,048.28
Ending Liquidity Commitment Facility                                                                         9,120,951.72

Redraw Commitment Facility Limit                                                                            20,000,000.00
Beginning Redraw Commitment Facility                                                                        20,000,000.00
Previous Redraw Facility Draw                                                                                         -
Previous Redraw Facility Draw - Chargeoffs                                                                            -
Repayment of Redraw Facility                                                                                          -
Repayment of Unreimbursed Chargeoffs                                                                                  -
Redraw Facility Draw - Unreimbursed Chargeoffs                                                                        -
Redraw Facility Available to Draw                                                                           20,000,000.00
Redraw Facility Draw                                                                                                  -
Ending Redraw  Commitment Facility                                                                          20,000,000.00


INTEREST AND PRINCIPAL DISTRIBUTION WORKSHEET
                                                                                    PER CERTIFICATE          AGGREGATE
                                                                                           $                     $
                                                                                    ---------------      ----------------
INTEREST AMOUNT
---------------

CLASS A-1 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                        -
Interest on  Unpaid Security Interest Amount                                                   -                      -
Security  Interest Amount                                                                 2,204.44          22,044,400.00
Total Interest Amount                                                                                       22,044,400.00

Unpaid Security Interest Amount (after last Distribution Date)                                                        -
Interest on  Unpaid Security Interest Amount                                                                          -
Security  Interest Amount                                                                                   22,044,400.00
Interest Amount Payable                                                                   2,204.44          22,044,400.00
Unpaid Security Interest Amount                                                                                       -


CLASS B NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                        -
Interest on  Unpaid Security Interest Amount                                                   -                      -
Security  Interest Amount                                                                 1,385.97             346,492.50
Total Interest Amount                                                                                          346,492.50

Unpaid Security Interest Amount (after last Distribution Date)                                                        -
Interest on  Unpaid Security Interest Amount                                                                          -
Security  Interest Amount                                                                                      346,492.50
Interest Amount Payable                                                                   1,385.97             346,492.50
Unpaid Security Interest Amount                                                                                       -

REDRAW BONDS - SERIES 1
Unpaid Security Interest Amount (after last Distribution Date)                                                        -
Interest on  Unpaid Security Interest Amount                                                   -                      -
Security  Interest Amount                                                                      -                      -
Total Interest Amount                                                                                                 -

Unpaid Security Interest Amount (after last Distribution Date)                                                        -
Interest on  Unpaid Security Interest Amount                                                                          -
Security  Interest Amount                                                                                             -
Interest Amount Payable                                                                        -                      -
Unpaid Security Interest Amount                                                                                       -

REDRAW BONDS - SERIES 2
Unpaid Security Interest Amount (after last Distribution Date)                                                        -
Interest on  Unpaid Security Interest Amount                                                   -                      -
Security  Interest Amount                                                                      -                      -
Total Interest Amount                                                                                                 -

Unpaid Security Interest Amount (after last Distribution Date)                                                        -
Interest on  Unpaid Security Interest Amount                                                                          -
Security  Interest Amount                                                                                             -
Interest Amount Payable                                                                        -                      -
Unpaid Security Interest Amount                                                                                       -

PRINCIPAL AMOUNT
Principal Collections                                                                                      142,523,617.35
Principal Collections - Repurchases                                                                            226,840.63
  less Repayment Of Redraw Facility                                                                                   -
  less Total Customer Redraw                                                                                (8,186,924.06)
less Principal Draw
  plus Redraw Facility Draw                                                                                           -
  plus Redraw Bonds Issue this month                                                                                  -
  Aggregate Principal Damages from Seller & Servicer                                                                  -
Principal Draw Reimbursement
  Principal Chargeoff Reimbursement - Class B Notes                                                                   -
                                    - Class A-1 Notes                                                                 -
                                    - Redraw Bonds - Series 1                                                         -
                                    - Redraw Bonds - Series 2                                                         -
                                    - Redraw Facility                                                                 -
  Principal rounding b/f                                                                                       782,802.35

  Scheduled Principal Amount                                                          5,997,375.71
  Unscheduled Principal Amount - Partial Prepayment                                  85,472,199.83
  Unscheduled Principal Amount - Partial Prepayment less redraws                     77,285,275.77
  Unscheduled Principal Amount - Full Prepayment                                     51,280,882.44
  Unscheduled Principal Amount - less redraws + C/O Reim                            128,566,158.21


Total Available Principal Amount for Redraw Bonds                                                          135,346,336.27

Principal Distribution - Redraw Bonds - Series 1                                               -                      -
Principal Distribution - Redraw Bonds - Series 2                                               -                      -

Principal rounding b/f                                                                                         782,802.35
Total Unscheduled Principal Amount                                                                         128,566,158.21
Total Scheduled Principal Amount                                                                             5,997,375.71
Total Available Principal Amount for Notes                                                                 135,346,336.27

                                                                                    PER CERTIFICATE          AGGREGATE
                                                                                           $                     $
                                                                                    ---------------      ----------------


PRINCIPAL ALLOCATION
Class A Percentage via Stepdown                                                                                      100%
Class A1 Principal Payment                                                               13,525.87         135,258,734.18
Class B Principal Payment                                                                   350.40              87,600.00

Principal rounding c/f                                                                                               2.09

Outstanding Principal - beginning period                                                                 1,711,980,910.73
less Principal Repayment                                                                                  (142,750,457.98)
plus Total Customer Redraw                                                                                   8,186,924.06
less Principal Losses                                                                                                 -
Outstanding Principal - Closing period                                                                   1,577,417,376.81

PRINCIPAL LOSSES
Principal Losses                                                                                                      -
  Principal Draw Amount - Pool Mortgage Insurance Policy                                                              -
  Principal Draw Amount - Individual Mortgage Insurance Policy                                                        -
Net Principal Losses                                                                                                  -
Principal Chargeoff - Class B Notes                                                                                   -
                    - Class A-1 Notes                                                                                 -
                    - Redraw Bonds Series 1                                                                           -
                    - Redraw Bonds Series 2                                                                           -
                    - Redraw Facility                                                                                 -

CLASS A-1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                           -
Principal Chargeoff                                                                                                   -
Principal Chargeoff Reimbursement                                                                                     -
Ending Unreimbursed Principal Chargeoffs                                                                              -


CLASS B NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                           -
Principal Chargeoff                                                                                                   -
Principal Chargeoff Reimbursement                                                                                     -
Ending Unreimbursed Principal Chargeoffs                                                                              -

REDRAW BONDS - SERIES 1
Beginning Unreimbursed Principal Chargeoffs                                                                           -
Principal Chargeoff                                                                                                   -
Principal Chargeoff Reimbursement                                                                                     -
Ending Unreimbursed Principal Chargeoffs                                                                              -

REDRAW BONDS - SERIES 2
Beginning Unreimbursed Principal Chargeoffs                                                                           -
Principal Chargeoff                                                                                                   -
Principal Chargeoff Reimbursement                                                                                     -
Ending Unreimbursed Principal Chargeoffs                                                                              -

REDRAW FACILITY
Beginning Unreimbursed Principal Chargeoffs                                                                           -
Principal Chargeoff                                                                                                   -
Principal Chargeoff Reimbursement                                                                                     -
Ending Unreimbursed Principal Chargeoffs                                                                              -


INVESTORS BALANCE OUTSTANDING WORKSHEET
                                                                          AGGREGATE                       AGGREGATE
                                                                             US$                              A$
                                                                      ----------------                 -----------------

CLASS A-1 NOTES
Initial Invested Amount                                               1,000,000,000.00                 1,687,763,713.08
  previous Principal Distribution                                                  -                                -
  Principal Distribution for current period                              80,140,800.00                   135,258,734.18
Total Principal Distribution to date                                     80,140,800.00                   135,258,734.18
Beginning Invested Amount                                             1,000,000,000.00                 1,687,763,713.08
Ending Invested Amount                                                  919,859,200.00                 1,552,504,978.90
Unreimbursed Principal Chargeoffs                                                  -                                -
Beginning Stated Amount                                               1,000,000,000.00                 1,687,763,713.08
Ending Stated Amount                                                    919,859,200.00                 1,552,504,978.90


CLASS B NOTES
Initial Invested Amount                                                                                   25,000,000.00
  previous Principal Distribution                                                                                   -
  Principal Distribution for current period                                                                   87,600.00
Total Principal Distribution to date                                                                          87,600.00
Beginning Invested Amount                                                                                 25,000,000.00
Ending Invested Amount                                                                                    24,912,400.00
Unreimbursed Principal Chargeoffs                                                                                   -
Beginning Stated Amount                                                                                   25,000,000.00
Ending Stated Amount                                                                                      24,912,400.00

REDRAW BONDS - SERIES 1
Previous Initial Invested Amount                                                                                    -
Initial Invested Amount                                                                                             -
  Principal Distribution (after last Distribution Date)                                                             -
  Principal Distribution for current period                                                                         -
Total Principal Distribution to date                                                                                -
Beginning Invested Amount                                                                                           -
Ending Invested Amount                                                                                              -
Unreimbursed Principal Chargeoffs                                                                                   -
Beginning Stated Amount                                                                                             -
Ending Stated Amount                                                                                                -

REDRAW BONDS - SERIES 2
Previous Initial Invested Amount                                                                                    -
Initial Invested Amount                                                                                             -
  Principal Distribution (after last Distribution Date)                                                             -
  Principal Distribution for current period                                                                         -
Total Principal Distribution to date                                                                                -
Beginning Invested Amount                                                                                           -
Ending Invested Amount                                                                                              -
Unreimbursed Principal Chargeoffs                                                                                   -
Beginning Stated Amount                                                                                             -
Ending Stated Amount                                                                                                -

                    FORM 8-K REQUIRED COLLATERAL INFORMATION

                         Series 2003-1G Medallion Trust


          Series 2003-1G Medallion Trust Data as at opening of business on the preceding determination date of June 1, 2003



--------------------------------------------------------------------------------
OUTSTANDING MORTGAGE BALANCE (AUD)

                                               AMOUNT                   WAC
                                          --------------               -----

   - Variable Rate Housing Loans          $1,107,605,033               6.30%
   - Fixed 1 Year                           $115,740,641               6.26%
   - Fixed 2 Year                           $246,791,748               6.14%
   - Fixed 3 Year                            $63,204,429               6.63%
   - Fixed 4 Year                            $34,778,024               6.85%
   - Fixed 5 Year                             $9,297,504               6.56%
                                         ---------------              ------
   TOTAL POOL                             $1,577,417,379               6.29%

--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
DELINQUENCY INFORMATION
                                                   AUD AMOUNT OF
                      NO. OF LOANS    % OF POOL            LOANS    % OF POOL
                      ------------    ---------    -------------    ---------

   31-60 days                 13        0.11%      $1,640,935.03       0.10%

   61-90 days                  1        0.01%         $91,592.30       0.01%

   90+ days                    0        0.00%              $0.00       0.00%

MORTGAGEE IN POSSESSION        0        0.00%              $0.00       0.00%
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